                                                                   EXHIBIT 10.24


                                LICENSE AGREEMENT

                                     between

                                   IOMED, INC.

                                       and

                     UNIVERSITY OF UTAH RESEARCH FOUNDATION

                                TABLE OF CONTENTS

      Article No..................................................... Page

      1.    DEFINITIONS..............................................   2

      2.    GRANT....................................................   3

      3.    ROYALTIES................................................   4

      4.    CONFIDENTIALITY..........................................   4

      5.    BOOKS AND RECORDS........................................   5

      6.    LIFE OF THE AGREEMENT....................................   5

      7.    TERMINATION BY LICENSOR..................................   6

      8.    DISPOSITION OF PRODUCTS ON HAND UPON TERMINATION.........   6

      9.    PATENT PROSECUTION AND MAINTENANCE.......................   7

      10.   WARRANTY BY LICENSOR.....................................   8

      11.   AFFIRMATIONS BY LICENSOR.................................   9

      12.   PRIOR AGREEMENTS.........................................  10

      13.   INFRINGEMENT.............................................  10

      14.   WAIVER...................................................  11

      15.   ASSIGNABILITY............................................  12

      16.   INDEMNITY................................................  12

      17.   LATE PAYMENTS............................................  12

      18.   NOTICES..................................................  12

      19.   FOREIGN LAWS.............................................  13

      20.   GOVERNING LAWS...........................................  14

      21.   MISCELLANEOUS............................................  14

                                LICENSE AGREEMENT

      This LICENSE AGREEMENT is made and is effective as of October 1, 1992 (the "Effective-,,Date") by and between the UNIVERSITY OF UTAH RESEARCH FOUNDATION, having a principal place of business at 421 Wakara Way, Suite 170, Salt Lake City, UT, 84108, hereinafter referred to as "LICENSOR", and IOMED, INC., having a principal place of business at 1290 West 2320 South, Suite A, Salt Lake City, UT 84119, hereinafter referred to as "LICENSEE".

                              W I T N E S S E T H:

      WHEREAS, certain inventions, as listed in Exhibit "All and hereinafter collectively referred to as "the Inventions", were made in the course of research at the University of Utah by **** and are covered by LICENSORIS PATENT RIGHTS as defined below;

      WHEREAS, LICENSOR is desirous that the Inventions be developed and utilized to the fullest extent so that the benefits can be enjoyed by the general public; and

      WHEREAS, LICENSOR and LICENSEE (hereinafter "the Parties") are party to several agreements covering the Inventions dated ****, and the Parties wish to terminate those agreements and to replace them with an agreement which better suits the needs of their relationship;

      NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the parties, as follows:

      1.  DEFINITIONS

      1.1 "LICENSORIS PATENT RIGHTS", as used herein, means patent rights to any subject matter contained in the invention disclosures listed in Exhibit A and claimed in or covered by the pending or issued U.S. and/or foreign patents and applications recited in Exhibit "Bl' assigned to LICENSOR; any continuing or divisional applications thereof assigned to LICENSOR; and any patents issuing on said applications, continuing or divisional applications including reissues assigned to LICENSOR.

      1.2 "PRODUCTS" as used herein shall mean power supply units and electrode kits for iontophoretic drug delivery; Utah Artificial Arms and ProControls where such products are manufactured by or where such products are manufactured for LICENSEE to LICENSEE'S design and specifications, whether Covered By LICENSOR'S PATENT RIGHTS or not.

      1.3 "...Covered By...", as used herein, means PRODUCTS that when made, used, or sold would constitute, but for the license granted to LICENSEE pursuant to this Agreement, an infringement of any claim or claims of LICENSOR'S PATENT RIGHTS.

      1.4 "NET SALES", as used herein, means sales revenue received by LICENSEE for "PRODUCTS" sold by LICENSEE ****.

      2.  GRANT

      2.1 LICENSOR hereby grants to LICENSEE an exclusive license under LICENSORIS PATENT RIGHTS to make, have made, use, and sell PRODUCTS throughout the world where LICENSOR may lawfully grant such a license.

      2.2 LICENSEE shall have full and exclusive right to all LICENSOR'S PATENT RIGHTS with right to sell, sublicense or crosslicense under any terms to any party with no consideration due to LICENSOR except as specifically set forth in Paragraphs 3.1 and 3.2.

      2.3 LICENSEE agrees to provide LICENSOR with copies of all such sublicenses or cross-licenses, and LICENSOR agrees to keep such copies confidential per Paragraph 4.

      2.4 Pursuant to Paragraph 2.2, LICENSOR further agrees that LICENSEE may specifically enter into a royalty-free cross-licensing agreement covering any or all of the LICENSOR'S PATENT RIGHTS with ****.

      2.5 Should this Agreement terminate for whatever reason, LICENSOR agrees to negotiate in good faith with any sublicensee or cross-licensee per Paragraph
2.2 or 2.3 in order for a continuation of its rights on terms and conditions similar to those granted LICENSEE.

      2.6 LICENSOR reserves the right to use the Inventions for educational and research purposes at the University of Utah.

      3.  ROYALTIES

      3.1 As consideration for this license, LICENSEE shall pay to LICENSOR an earned royalty of **** of NET SALES for the life of this Agreement. All monies due to LICENSOR shall be payable in United States funds. Royalties accruing to LICENSOR shall be paid to LICENSOR within forty-five (45) Days following the calendar quarter in which NET SALES are made.

      3.2 ****.

      4.  CONFIDENTIALITY

      4.1 LICENSEE acknowledges that LICENSOR is subject to the Utah Governmental Records Access and Management Act (GRAMA) and that pursuant to GRAMA, confidential information of LICENSEE disclosed to LICENSOR must be in written or other tangible form and appropriately marked as proprietary. In addition a claim stating the reasons supporting such business confidentiality must also accompany the confidential information (Utah Code Annotated 63-2-308). LICENSOR agrees to keep such confidential information confidential to the extent allowable under the applicable law.

      5.  BOOKS AND RECORDS

      5.1 LICENSEE shall keep books and records accurately showing all PRODUCTS manufactured, used, or sold under the terms of this Agreement. Such books and records shall be open to inspection by representatives or agents of LICENSOR at reasonable times and after reasonable advance notice, for the purpose of verifying the accuracy of the quarterly reports and the royalties due or paid.

      5.2 The fees and expenses of the representatives performing such an examination shall be borne by LICENSOR.

      5.3 These books and records required herein shall be preserved for at least Five (5) Years from the date of the royalty payment to which they pertain.

      6.  LIFE OF THE AGREEMENT

      6.1 This Agreement shall be in full force and effect from the Effective Date and shall remain in effect until September 30, 2007; unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement. After September 30, 2007, LICENSEE shall have a fully paid-up license to practice LICENSOR'S PATENT RIGHTS pursuant to Article 2 without any further consideration to LICENSOR.

      7.  TERMINATION BY LICENSOR

      7.1 It is expressly agreed that if LICENSEE should fail to make any payment at the time that the same should be due or if LICENSEE should violate or fail to perform any material covenant, condition, or undertaking- of this Agreement on its part to be performed hereunder, then and in such event LICENSOR may give written notice of such default to LICENSEE. If LICENSEE should fail to repair such default within Sixty (60) Days of such notice or, in the alternative, to request Arbitration in accordance with the rules of the American Arbitration Association, LICENSOR shall have the right to terminate this Agreement and the license granted herein-by written notice to LICENSEE. Upon such notice of termination, this Agreement shall automatically terminate. Such termination shall not relieve LICENSEE of its obligation to pay any royalty due or owing at the time of such termination and shall not impair any accrued right of LICENSOR. LICENSEE shall pay all attorney's fees and costs incurred by LICENSOR in enforcing any obligation of LICENSEE or accrued right of LICENSOR after termination.

      8.  DISPOSITION OF PRODUCTS ON HAND UPON TERMINATION

      8.1 Upon termination of this Agreement by LICENSOR., LICENSEE shall provide LICENSOR with a written inventory of all PRODUCTS in process of manufacture, in use or in stock and shall have the privilege of disposing of such PRODUCTS, but not more, within a period of Ninety (90) Days, provided, however, that LICENSEE shall pay royalties thereon and shall render reports thereon in the manner herein provided.

      9.  PATENT PROSECUTION AND MAINTENANCE

      9.1 LICENSEE shall diligently prosecute and maintain LICENSOR'S PATENT RIGHTS using counsel of its choice and after due consultation with LICENSOR. LICENSEE shall provide LICENSOR with copies of all relevant documentation so that LICENSOR may be informed and apprised of the continuing prosecution, and LICENSOR agrees to keep this documentation confidential to the extent allowable under the law.

      9.2 Pursuant to Paragraph 9.1 above LICENSEE shall be able .to exercise sole and reasonable judgment in its decisions regarding the prosecution and maintenance of LICENSOR'S PATENT RIGHTS. Should LICENSEE decide to abandon the prosecution, maintenance or reinstatement of LICENSOR'S PATENT RIGHTS, it shall notify LICENSOR of such decision within Forty Five (45) Days of any applicable deadline. LICENSOR shall then have the opportunity to take over such prosecution, maintenance or reinstatement at its own expense. LICENSEE shall have no further rights in any patents on which LICENSOR takes over the prosecution, maintenance or reinstatement unless LICENSEE requests such rights and reimburses LICENSOR for costs incurred.

9.3 Subject to Paragraphs 9.1 and 9.2, LICENSEE agrees to pay all costs and legal fees incurred for the prosecution, maintenance, defense, reinstatement and taxes for such patents. LICENSOR agrees to reimburse LICENSEE for **** of such reasonable costs in excess of **** per year. Such reimbursements shall not exceed **** in any one year. Such reimbursements may be offset against earned royalty payments due LICENSOR, ****. Such reimbursement shall be on a pro rata basis for any partial year this Agreement is in effect.

      10.  WARRANTY BY LICENSOR

      10.1 LICENSOR warrants that it has the lawful right to grant this license.

      10.2 LICENSOR makes no express or implied warranties of merchantability or fitness of the Inventions for a particular purpose.

      10.3  Nothing in this Agreement shall be construed as:

            (a) a warranty or representation by LICENSOR as to the validity or scope of any LICENSOR'S PATENT RIGHTS; or

            (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

            (c) an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided herein; or

            (d) conferring by implication, estoppel or otherwise any license or rights under any patents of LICENSOR other than LICENSOR'S PATENT RIGHTS as defined herein.

      11.  AFFIRMATIONS BY LICENSOR

      11.1 LICENSOR affirms that to the best of its knowledge, other than what has already been disclosed to LICENSEE per Exhibit "D", no invention disclosures have been made to LICENSOR or the University of Utah Technology Transfer Office, patents or patent applications pending relating to the PRODUCTS to which LICENSEE may have certain rights under the agreements dated ****.

      11.2 If LICENSOR becomes aware of any new invention disclosures with creation dates prior to the Effective Date of this Agreement which LICENSEE may have had rights to under the agreements referred to in Paragraph 11.1, LICENSOR shall inform LICENSEE of such inventions. LICENSEE shall have Forty Five (45) days to inform LICENSOR that it wants to include the rights to such inventions in this Agreement.

      11.3 Provided that this Agreement is currently in effect and remains in effect for Fifteen (15) Years ending September 30, 2007, LICENSOR affirms the assignment of any patents listed in Exhibit B.

      12.   PRIOR AGREEMENTS

      12.1  The Parties agree to the following:

            (a) ****

            (b) This Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings either oral or written between the parties relating to the subject matter hereof.

      13.  INFRINGEMENT

      13.1 In the event that LICENSEE or LICENSOR learn of infringement of any of LICENSOR'S PATENT RIGHTS licensed under this Agreement, they shall call such infringement to the attention of the other party thereto in writing and shall provide the other party with evidence of such infringement. LICENSOR and LICENSEE shall cooperate and shall then attempt to terminate such infringement. In the event the Parties fail to abate the infringing activity within Ninety (90) Days, LICENSEE or LICENSOR may bring suit for patent infringement, naming the other as nominal party plaintiff.

      13.2 Any legal action as is brought shall be at the expense of the party by whom suit is filed, hereinafter referred to as the Litigating Party. Any damages or costs recovered by the Litigating Party in connection with such infringement, after first reimbursing it for its costs and expenses of the lawsuit, shall be equally divided between LICENSEE and LICENSOR except where LICENSEE is the Litigating Party. In that case LICENSOR shall receive a royalty per this Agreement from such damages and costs recovered with LICENSEE retaining the remainder.

      13.3 LICENSEE and LICENSOR agree to cooperate with the other in litigation proceedings instituted hereunder but at the expense of the Litigating Party. Such litigation shall be controlled by the Litigating Party. LICENSOR or LICENSEE at their own expense, may be represented by counsel of their choice pursuant to any suit brought by the Litigating Party.

      14.  WAIVER

      14.1 It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

      15.  ASSIGNABILITY

      15.1 This Agreement is binding upon and shall inure to the benefit of LICENSOR, its successors and assigns, but shall be personal to LICENSEE and assignable by LICENSEE only with the written consent of LICENSOR; provided, however, that LICENSEE, without consent, may assign or sell the same in connection with the transfer or sale of all or substantially all of its business relating- to its interest in LICENSOR'S PATENT RIGHTS as defined herein or in the event of merger or consolidation with another company.

      16.  INDEMNITY

      16.1 LICENSEE agrees to indemnify, hold harmless and defend LICENSOR, its officers, employees, and agents, against any and all claims, suits, losses, damage, costs, fees and expenses resulting from or arising out of exercise of this license.

      17.  LATE PAYMENTS

      17.1 In the event royalty payments or fees are not -received by LICENSOR when due, LICENSEE shall pay to LICENSOR interest charges at the rate of **** on the total royalties or fees due for the reporting period.

      18.  NOTICES

      18.1 Any payment, notice or other communication required or permitted to be given to either party hereto shall be deemed tohave been properly given and to be effective: (a) on the date of delivery if delivered in person; or (b) on the date of delivery if delivered by courier, express mail service or first-class certified mail. Such notice shall be sent or delivered to the respective address given below, or to such other address as it shall designate by written notice given to the other party as follows:

            In the case of LICENSEE:

                        IOMED, INC.
                        Attention: President
                        1290 West 2320 South, Suite A Salt Lake City UT 84119

            In the case of LICENSOR:

                        UNIVERSITY OF UTAH
                        TECHNOLOGY TRANSFER OFFICE
                        421 Wakara Way, Suite 170
                        Salt Lake City, UT 84108

      19.  FOREIGN LAWS

      19.1 LICENSEE agrees to register this Agreement when required by local/national law, to pay all costs and legal fees connected therewith, and to otherwise insure that the local/ national laws affecting this Agreement are fully satisfied. 19.2 LICENSEE further agrees to insure compliance with all appropriate U.S. laws dealing with the export of technology or technical information.

      20.  GOVERNING LAWS

      20.1 This Agreement shall be interpreted and construed in accordance with the laws of the State of Utah.

      21.  MISCELLANEOUS

      21.1 The headings of the several sections are inserted for Convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      21.2 This Agreement will not be binding upon the parties until it has been signed hereinbelow by or on behalf of each party, in which event, it shall be effective as of the date first above written.

      21.3 No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed as aforesaid.

      21.4 In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

      IN WITNESS WHEREOF, both LICENSOR and LICENSEE have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

                                                               Page (1) of (1)

                                  EXHIBIT "A"

                          To License Agreement between
                     University of Utah Research Foundation
                                and Iomed, Inc.

                                   Inventions

             (by University of Utah designation numbers and titles)

U-0671    EPIDERMAL IONTOPHORESIS DEVICE

          Stephen Jacobsen, Robert Stephen, Richard Luntz, R. Todd Johnson and David F. Knutti

U-1110    METHODS & APPARATUS FOR IONTOPHORESIS APPLICATION OF
          MEDICAMENTS AT A CONTROLLED pH CIP

          Stephen C. Jacobsen, Tomasz J. Petelenz, Robert L. Stephen and Jiri Janata

U-1209    ARTICULATED PROSTHETIC WRIST

          Stephen C. Jacobsen

U-1231    ELECTRICALLY DRIVEN ARTIFICIAL ARM

          Stephen C. Jacobsen, R. Todd Johnson and David F. Knutti

U-1246    FLUID SELF-SEALING BIOELECTRODE

          Stephen C. Jacobsen, Robert L. Stephen, Richard D. Luntz, Richard T. Johnson, David F. Knutti and Carl F. Mandleco

                                 EXHIBIT "B"

                         To License Agreement between
                    University of Utah Research Foundation
                               and Iomed, Inc.

                                 [Pg 1 of 3]

                  IOMED PATENTS, TRADEMARKS AND APPLICATIONS

-----------------------------------------------------------------------------------------------------------------------------------
IOMED #         WNJ NO.         HHD NO.         TITLE                                           INVENTORS               FILED
-----------------------------------------------------------------------------------------------------------------------------------
IONTOPHORESIS
-----------------------------------------------------------------------------------------------------------------------------------
IO-01           7247.25         2930.25         Epidermal Iontophorolic Device                  SCJ, RLS, et al.        8/16/76
-----------------------------------------------------------------------------------------------------------------------------------
IO-02           7247.26         2930.02         Fluid Self-Sealing Bioelectrode                 SCJ, RLS, RDL, et al.   11/14/77
-----------------------------------------------------------------------------------------------------------------------------------
IO-03           7247.27         2930.06         Non-Invasive Chemical Species                   SCJ, JCS, RLS, RDL      11/22/78
                                                Delivery Apparatus and Method
-----------------------------------------------------------------------------------------------------------------------------------
IO-03-EP        7247.27a        2930.06EP       Non-Invasive Chemical Species                   RLS, RDL                11/20/79
                                                Delivery Apparatus and Method
-----------------------------------------------------------------------------------------------------------------------------------
IO-03-JP        7247.27b        2930.06JP       Non-Invasive Chemical Species                   RLS, RDL                11/9/79
                                                Delivery Apparatus and Method
-----------------------------------------------------------------------------------------------------------------------------------
IO-04           7247.28         2930.20         Ion Mobility Limiting Iontophoretic             SCJ, RDL                2/23/81
                                                Bioelectrode
-----------------------------------------------------------------------------------------------------------------------------------
IO-04-CN        7247.28a        2930.20CN       Ion Mobility Limiting Iontophoretic             SCJ, RDL                2/19/82
                                                Bioelectrode
-----------------------------------------------------------------------------------------------------------------------------------
IO-04-EP        7247.28b        2930.20EP       Ion Mobility Limiting Iontophoretic             SCJ, RDL                2/16/82
                                                Bioelectrode
-----------------------------------------------------------------------------------------------------------------------------------
IO-04-JP        7247.28c        2930.20JP       Ion Mobility Limiting Iontophoretic             SCJ, RDL                10/21/81
                                                Bioelectrode
-----------------------------------------------------------------------------------------------------------------------------------
IO-05-IFG       7247.29         2930.03         Infringement of #4,416,274                      SCJ                     5/10/91
-----------------------------------------------------------------------------------------------------------------------------------
IO-06           7247.30         2930.09         Iontophoretic Electrode Structure               SCJ, RDL, BKH           11/6/61
-----------------------------------------------------------------------------------------------------------------------------------
IO-07           7247.30.1       2930.09.1       Iontophoretic Electrode Structure               SCJ, RDL, BKH           9/27/83
-----------------------------------------------------------------------------------------------------------------------------------
IO-08           7247.8          2930.14         Methods & Apparatus for Iontophoresis           TJP, RLS, SCJ, JJ       3/19/86
(silver)                                        Application of Medicaments
-----------------------------------------------------------------------------------------------------------------------------------
IO-08-EP        7247.8a         2930.14EP       Methods & Apparatus for Iontophoresis           TJP, RLS, SCJ, JJ       3/11/87
                                                Application of Medicaments
-----------------------------------------------------------------------------------------------------------------------------------
IO-08-JP        7247.8b         2930.14JP       Methods & Apparatus for Iontophoresis           TJP, RLS, SCJ, JJ       3/19/87
                                                Application of Medicaments
-----------------------------------------------------------------------------------------------------------------------------------
IO-09           7247.8.1        2930.14C        Methods & Apparatus for Iontophoresis           TJP, RLS, SCJ, JJ       4/5/89
Vol. I & II                                     Application of Medicaments
-----------------------------------------------------------------------------------------------------------------------------------
IO-10           7247.15         2930.16         Flow-Through Methods & Apparatus                SCJ, TJP, RLS           6/19/87
                                                for Iontophoresis Application of
                                                Medicaments at a Controlled pH
-----------------------------------------------------------------------------------------------------------------------------------
5/14/93

-----------------------------------------------------------------------------------------------------------------------------------
IOMED #         APPL. NO.       STATUS.         ISSUED          NUMBER          ASSIGNED TO             ACTION
-----------------------------------------------------------------------------------------------------------------------------------
IONTOPHORESIS
-----------------------------------------------------------------------------------------------------------------------------------
IO-01           714,942         issued          2/27/79         4,141,359       Univ. of Utah           NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-02           851,082         issued          9/4/79          4,166,457       Univ. of Utah           NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-03           963,029         issued          2/17/81         4,250,878       Motion Control          Name change
                                                                                                        filed
-----------------------------------------------------------------------------------------------------------------------------------
IO-03-EP        79104616.2      issued          8/4/82          0011813         Motion Control          MF due 11/93

-----------------------------------------------------------------------------------------------------------------------------------
IO-03-JP        150793/79       issued          3/12/84         1,195,921       Motion Control          A. due 5/13/93

-----------------------------------------------------------------------------------------------------------------------------------
IO-04           236,753         issued          11/22/83        4,416,274       Motion Control          NAR

-----------------------------------------------------------------------------------------------------------------------------------
IO-04-CN        396,679         issued          1/22/85         1181490         Motion Control          NAR

-----------------------------------------------------------------------------------------------------------------------------------
IO-04-EP        82101141.8      issued          9/1/82          0058920         Motion Control          A. pd. 2/93

-----------------------------------------------------------------------------------------------------------------------------------
IO-04-JP        26921/82        issued          8/15/91         1,614,476       Motion Control          NAR

-----------------------------------------------------------------------------------------------------------------------------------
IO-05-IFG                                                                                               NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-06           319,074         issued          12/6/83         4,419,092       Motion Control          NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-07           536,304         issued          10/23/84        4,477,971       Motion Control          NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-08           841,329         issued          6/21/88         4,752,285       UU Res. Found.          Inquiry with
(silver)                                                                                                D. Seeley
-----------------------------------------------------------------------------------------------------------------------------------
IO-08-EP        87302061.4      pending                                         UU Res. Found.          Resp. O/A filed
                                                                                                        A. pd.
-----------------------------------------------------------------------------------------------------------------------------------
IO-08-JP        65522/87        pending                                         UU Res. Found.          Exam decision
                                                                                                        1/93
-----------------------------------------------------------------------------------------------------------------------------------
IO-09           90/001,744      Re-exam                         4,752,285       UU Res. Found.          9/30 complaint
Vol. I & II                                                                                             filed
-----------------------------------------------------------------------------------------------------------------------------------
IO-10           7/064,813       issued          12/12/89        4,886,489       Univ. of Utah           MF due 6/93


-----------------------------------------------------------------------------------------------------------------------------------

                                 EXHIBIT "B"

                         To License Agreement between
                    University of Utah Research Foundation
                               and Iomed, Inc.

                                 [Pg 2 of 3]

                  IOMED PATENTS, TRADEMARKS AND APPLICATIONS

-----------------------------------------------------------------------------------------------------------------------------------
IOMED #         WNJ NO.         HHD NO.         TITLE                                           INVENTORS               FILED
-----------------------------------------------------------------------------------------------------------------------------------
IO-10-EP       7247.15a        2930.16EP       Flow-Through Methods & Apparatus                 SCJ, TJP, RLS          2/6/88
                                               for Ionlophoresis Application of
                                               Medicaments at a Contolled pH
-----------------------------------------------------------------------------------------------------------------------------------
IO-10-JP       7247.15b        2930.16JP       Flow-Through Methods & Apparatus                 SCJ, TJP, RLS          6/20/88
                                               for Iontophoresis Application of
                                               Medicaments at a Controlled pH
-----------------------------------------------------------------------------------------------------------------------------------
IO.11          7247.10         2930.15         Methods & Apparatus for Iontophoresis            TJP, SCJ, RLS, JJ      6/19/87
Vol. I-85/88                                   Application of Medicaments at a
Vol. II 89-                                    Contolled pH Through Ion Exchange
-----------------------------------------------------------------------------------------------------------------------------------
IO-11-EP       7247.10a        2930.15EP       Methods & Apparatus for Iontophoresis            TJP, SCJ, RLS, JJ      6/8/88
                                               Application of Medicaments at a
                                               Controlled pH Through Ion Exchange
-----------------------------------------------------------------------------------------------------------------------------------
IO-11-JP       7247.10b        2930.15JP       Methods & Apparatus for Iontophoresis            TJP, SCJ, RLS, JJ      6/20/86
                                               Application of Medicaments at a
                                               Controlled pH Through Ion Exchange
-----------------------------------------------------------------------------------------------------------------------------------
IO-12          7237.31         2930.04         Iontophoretic Electrode With Solution            SCJ, TJP, JEB, RLS     5/8/89
                                               Containment System
-----------------------------------------------------------------------------------------------------------------------------------
IO-12-EP       7247.31a        2930.04EP       Iontophoretic Electrode With Solution            SCJ, TJP, JEB, RLS     11/14/90
                                               Containment System
-----------------------------------------------------------------------------------------------------------------------------------
   12-JP       7247.31b        2930.04JP       Iontophoretic Electrode With Solution            SCJ, TJP, JEB, RLS     5/9/90
                                               Containment System
-----------------------------------------------------------------------------------------------------------------------------------
IO-13          7247.31.1       2930.04.1       Iontophoretic Electrode With Solution            SCJ, TJP, JEB, RLS     8/23/90
                                               Containment System
-----------------------------------------------------------------------------------------------------------------------------------
IO-14          7247.32         2930.1          Bioelectrode Seal                                SCJ, TJP, JEB, RLS     5/8/89
-----------------------------------------------------------------------------------------------------------------------------------
IO-14.1        7247.32.1       2930.10.1       Bioelectrode Seal                                SCJ, TJP, JEB, RLS     5/21/91
-----------------------------------------------------------------------------------------------------------------------------------
IO-14.2                        2930.10.2       Bioelectrode Containing Silicon Gel Seal         SCJ, TJP, JEB, RLS
-----------------------------------------------------------------------------------------------------------------------------------
IO-15          7247.33         2930.01         Method of Iontophoretically Treating             RLS, TJP, SCJ          5/11/89
                                               Acne, Furuncies & Like Skin Disorders
-----------------------------------------------------------------------------------------------------------------------------------
IO-15-EP       7247.33a        2930.01EP       Method of Iontophoretically Treating             RLS, TJP, SCJ          10/5/90
                                               Acne, Furuncies & Like Skin Disorders
-----------------------------------------------------------------------------------------------------------------------------------
IO-15-JP       7247.33b        2930.01JP       Method of Iontophoretically Treating             RLS, TJP, SCJ          5/11/90
                                               Acne, Furuncies & Like Skin Disorders
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
IOMED #         APPL. NO.       STATUS          ISSUED          NUMBER          ASSIGNED TO             ACTION
-----------------------------------------------------------------------------------------------------------------------------------
IO-01-EP        8830566.6       pending                                         Univ. of Utah           U of U action
                                                                                                        due 6/20/93

-----------------------------------------------------------------------------------------------------------------------------------
IO-10-JP        152068/88       pending                                         Univ. of Utah           NAR


-----------------------------------------------------------------------------------------------------------------------------------
IO-11           7/064,769       issued          4/10/90         4,915,685       Univ. of Utah           MF due 10/93
Vol. I-85/86                    EMPIREX
Vol. II 89
-----------------------------------------------------------------------------------------------------------------------------------
IO-12-EP        88305243.3      pending                                         Iomed, Inc.             A due 6/8/93



-----------------------------------------------------------------------------------------------------------------------------------
IO-11-JP        152068/88       pending                                         Iomed, Inc.             Review
                                                                                                        R for E due
                                                                                                        1995
-----------------------------------------------------------------------------------------------------------------------------------
IO-12           7/349,489       issued          11/5/90         4,968,297       Iomed, Inc.             MF due 2/6/94

-----------------------------------------------------------------------------------------------------------------------------------
IO-12-EP        90/108643.9     pending                                         Iomed, Inc.             MR due 5/93

-----------------------------------------------------------------------------------------------------------------------------------
   12-JP        117787/90       pending                                         Iomed, Inc.             NAR

-----------------------------------------------------------------------------------------------------------------------------------
IO-13           7/572,477       issued          8/6/91          5,037,380       Iomed, Inc.             NAR

-----------------------------------------------------------------------------------------------------------------------------------
IO-14           7/348/596       abandoned                                       Iomed, Inc.             NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-14.1         7/703,456       allowed                                         Iomed, Inc.             issue fee pd.
-----------------------------------------------------------------------------------------------------------------------------------
IO-14.2                         in prep.                                                                Ready to file?
-----------------------------------------------------------------------------------------------------------------------------------
IO-15           7/350.227       issued          12/25/90        4,979,938       Iomed, Inc.             NAR

-----------------------------------------------------------------------------------------------------------------------------------
IO-15-EP        90108838.5      pending                                         Iomed, Inc.             A. due 5/93
-----------------------------------------------------------------------------------------------------------------------------------
IO-15-JP        122780/90       pending                                         Iomed, Inc.             NAR

-----------------------------------------------------------------------------------------------------------------------------------

                                 EXHIBIT "B"


                         To License Agreement between
                    University of Utah Research Foundation
                               and Iomed, Inc.


                                 [Pg 3 of 3]

                  IOMED PATENTS, TRADEMARKS AND APPLICATIONS

-----------------------------------------------------------------------------------------------------------------------------------
IOMED #         WNJ NO.         HHD NO.         TITLE                                           INVENTORS               FILED
-----------------------------------------------------------------------------------------------------------------------------------
IONTOPHORESIS
-----------------------------------------------------------------------------------------------------------------------------------
IO-06           7247.34         2930.05         Hydratable Bioelectrode                         TJP, SCJ, RLS, JB, LL   7/21/89
-----------------------------------------------------------------------------------------------------------------------------------
IO-16-CN        7247.34a        2930.05CN       Hydratable Bioelectrode                         TJP, SCJ, RLS, JB, LL   9/29/89
-----------------------------------------------------------------------------------------------------------------------------------
IO-16-EP        7247.34b        2930.05EP       Hydratable Bioelectrode                         TJP, SCJ, RLS, JB, LL   7/11/90
-----------------------------------------------------------------------------------------------------------------------------------
IO-16-JP        7247.34c        2930.05JP       Hydratable Bioelectrode                         TJP, SCJ, RLS, JB, LL   7/18/90
-----------------------------------------------------------------------------------------------------------------------------------
IO-17           7247.34.1       2930.05.1       Hydratable Bioelectrode                         TJP, SCJ, RLS, JB, LL   1/23/91
-----------------------------------------------------------------------------------------------------------------------------------
IO-16           7247.34.2       2930.01.1       Rehydratable Product & Method of                LBL, JEB, TJP, SCJ      12/14/90
(TransO)                                        Preparation Thereof
-----------------------------------------------------------------------------------------------------------------------------------
IO-19           7247.33.1       2930.37         Method of Treating Infection of a               TJP, NMW, SCJ           11/2/90
                                                Fingernail, Toenail and the Like
-----------------------------------------------------------------------------------------------------------------------------------
IO-20           7247.33.2       2930.38         Apparatus For Treating & Preventing             JEB, LBL, TJP, NW,      11/2/90
                                                Infection of a Fingernail, Toenail & the Like    SCJ
-----------------------------------------------------------------------------------------------------------------------------------
IO-21           7247.34.2.1     2930.33         An iontophoretic Bioelectrode                   LBL, JEB, TJP, SCJ      6/2/92
                                                Incorporating Hydratable Element and
                                                Method of Preparation Thereof
-----------------------------------------------------------------------------------------------------------------------------------
IO-21-PCT       7247.34.2.1a    2930.33PCT      An iontophoretic Bioelectrode                   LBL, JEB, TJP, SCJ      12/16/91
                                                Incorporating Hydratable Element and
                                                Method of Preparation Thereof
-----------------------------------------------------------------------------------------------------------------------------------

MOTION CONTROL
-----------------------------------------------------------------------------------------------------------------------------------
MC-01                           2930.19         Constant Tension Traction Device                SCJ, DFK, RDL           7/22/82
-----------------------------------------------------------------------------------------------------------------------------------
MC-02                           2930.3          Electrically Driven Artificial Arm              SCJ, DFK, RTJ           3/1/83
-----------------------------------------------------------------------------------------------------------------------------------
MC-03           7247.40         2930.31         Articulated Prosthetic Wrist                    SCJ                     10/5/84
-----------------------------------------------------------------------------------------------------------------------------------

5/14/93

-----------------------------------------------------------------------------------------------------------------------------------
IOMED #         APPL. NO.       STATUS          ISSUED          NUMBER          ASSIGNED TO             ACTION
-----------------------------------------------------------------------------------------------------------------------------------
IONTOPHORESIS
-----------------------------------------------------------------------------------------------------------------------------------
IO-16           7/383,939       issued          2/11/92         5,087,242       Iomed, Inc.             NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-16-CN        614,496         pending                                         Iomed, Inc.             Rsp. to CN PTO
-----------------------------------------------------------------------------------------------------------------------------------
IO-16-EP        90113284.5      pending                                         Iomed, Inc.             NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-16-JP        188182/90       pending                                         Iomed, Inc.             NAR
-----------------------------------------------------------------------------------------------------------------------------------
IO-17           7/645,028       pending                                         Iomed, Inc.             Refile case
-----------------------------------------------------------------------------------------------------------------------------------
IO-18           7/627,714       allowed                                         Iomed, Inc.             Issue fee pd.

-----------------------------------------------------------------------------------------------------------------------------------
IO-19           7/609,181       pending                                         Iomed, Inc.             Resp. to O/A
                                                                                                        filed
-----------------------------------------------------------------------------------------------------------------------------------
IO-20           7/608,565       pending                                         Iomed, Inc.             Resp. to O/A
                                                                                                        filed 10/20/92
-----------------------------------------------------------------------------------------------------------------------------------
IO-21           7/892,341       pending                                         Iomed, Inc.             NAR


-----------------------------------------------------------------------------------------------------------------------------------
IO-21-PCT       PCT/US91        pending                                         Iomed, Inc.             NAR
                /09329

-----------------------------------------------------------------------------------------------------------------------------------

MOTION CONTROL
-----------------------------------------------------------------------------------------------------------------------------------
MC-01           400,914         issued          11/20/84        4,483,330       Motion Control          MF not pd. uu?
-----------------------------------------------------------------------------------------------------------------------------------
MC-02           470,927         issued          6/11/85         4,521,924       Univ. of Utah           MF due pd.
-----------------------------------------------------------------------------------------------------------------------------------
MC-03           658,192         issued          9/23/86         4,613,331       Univ. of Utah           2nd A. 3/94
-----------------------------------------------------------------------------------------------------------------------------------


                                 EXHIBIT "C"

                         To License Agreement between
                    University of Utah Research Foundation
                               and Iomed, Inc.

                                 [Pg 1 of 1]

                  IOMED PATENTS, TRADEMARKS AND APPLICATIONS

-----------------------------------------------------------------------------------------------------------------------------------
IOMED #         WNJ NO.         HHD NO.         TITLE                                           INVENTORS               FILED
-----------------------------------------------------------------------------------------------------------------------------------
DRUG DELIVERY
-----------------------------------------------------------------------------------------------------------------------------------
DD-01                           2930.4          Implantable Catheter System                     AF                      2/14/77
-----------------------------------------------------------------------------------------------------------------------------------
DD-02                           2930.41         Peritoneal Dialysis Catheter                    WJK, TRK                8/26/77
-----------------------------------------------------------------------------------------------------------------------------------
DD-03           5339.10         2930.42         Subcutaneous Peritoneal Injection               RLS                     10/27/80
                                                Catheter
-----------------------------------------------------------------------------------------------------------------------------------
DD-04           5339.10a        2930.43         Subcutaneous Peritoneal Injection               RLS, CK, BKH, SCJ,      2/17/81
                                                Catheter                                        JJH
-----------------------------------------------------------------------------------------------------------------------------------
DD-05           5339.23         2930.44         Apparatus & Methods for Minimizing              DEG, RLS, DLC, SKH,     8/12/83
                                                Cellular Adhesion on Peritoneal                 BKH, JJH
                                                Injection Catheters
-----------------------------------------------------------------------------------------------------------------------------------
DD-05-CN        5339.22b        2930.44CN       Apparatus and Methods for Minimizing            DEG, RLS, DLC, SKH,     11/13/84
                                                Cellular Adhesion on Peritoneal                 BKH, JJH
                                                Injection Catheters
-----------------------------------------------------------------------------------------------------------------------------------
DD-06           5339.20         2930.46         Apparatus & Method of Minimizing                RLS, CK, BKH, SCJ       8/12/83
                                                Peritoneal Injection Catheter Obstruc.
-----------------------------------------------------------------------------------------------------------------------------------
DD-07-EP        5339.22         2930.45EP       Peritoneal Injection Catheter                   RLS, BKH, CK, SCJ,      8/22/83
                                                Apparatus & Method                              JJH, DLC, DEG, SKH
-----------------------------------------------------------------------------------------------------------------------------------
DD-07-CN        5339.22a        2930.45CN       Peritoneal Injection Catheter                   RLS, CK, BKH, SCJ,      11/13/84
                                                Apparatus & Method                              JJH
-----------------------------------------------------------------------------------------------------------------------------------
5/14/93

-----------------------------------------------------------------------------------------------------------------------------------
IOMED #         APPL. NO.       STATUS.         ISSUED          NUMBER          ASSIGNED TO             ACTION
-----------------------------------------------------------------------------------------------------------------------------------
DRUG DELIVERY
-----------------------------------------------------------------------------------------------------------------------------------
DD-01           768,520         issued          7/10/79         4,160,454       Univ. of Utah           Don't pay MF
-----------------------------------------------------------------------------------------------------------------------------------
DD-02           828,019         issued          1/22/80         4,184,497       Univ. of Utah           as above
-----------------------------------------------------------------------------------------------------------------------------------
DD-03           200,830         issued          8/23/83         4,400,169       UU Res. Found.          as above

-----------------------------------------------------------------------------------------------------------------------------------
DD-04           235,185         issued          9/20/83         4,405,305       UU Res. Found.          3rd A. due
                                                                                                        3/20/95
-----------------------------------------------------------------------------------------------------------------------------------
DD-05           522,914         issued          12/10/85        4,557,724       UU Res. Found.          2nd A due
                                                                                                        6/10/93

-----------------------------------------------------------------------------------------------------------------------------------
DD-05-CN        467,690         issued          3/15/88         1234030         UU Res. Found.          NAR


-----------------------------------------------------------------------------------------------------------------------------------
DD-06           522,907         issued          12/17/85        4,559,033       UU Res. Found.          2nd A due
                                                                                                        6/7/93
-----------------------------------------------------------------------------------------------------------------------------------
DD-07-EP        83304828.3      issued          3/20/85         134,340         UU Res. Found.          Don't pay MF

-----------------------------------------------------------------------------------------------------------------------------------
DD-07-CN        467,671         issued          3/15/88         1,234,029       UU Res. Found.          NAR

-----------------------------------------------------------------------------------------------------------------------------------

                           [UNIVERSITY OF UTAH LOGO]

                                  EXHIBIT "D"

                          To License Agreement between
               University of Research Foundation and Iomed, Inc.

                                 [Pg. 1 of 11]


                                  June 9, 1993

Ned Weinshenker
IOMED, Incorporated
1290 West 2320 South Suite A
Salt Lake City, Utah 84119


     RE: IOMED License Agreement (U-671D)

Dear Ned:

     In accordance with paragraph 11.1 of the revised agreement which we are currently negotiating, the University and I want to disclose to IOMED that we are aware of a Sarcos project on a mechanical artificial arm that Dr. Jaocobsen is involved in.

     It is our understanding that the Department of Veterans Affairs is funding the project at Sarcos, and although some machining work may be done at the University, no inventive work will be involved at the University.

     Since this is a mechanical device and a Sarcos project without University rights involved, paragraph 11.2 should not apply.

     If you have any questions, please don't hesitate to call.



                                        Yours truly,



                                        /s/ TOM MAJOR
                                        --------------------------
                                        Tom Major
                                        Director


TM/pls
cc:  Steve Jacobsen


                           Technology Transfer Office

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